Exhibit 99.2 Invivyd Q4 Earnings Call & Business Update March 5, 2026 © 2026 Invivyd, Inc. All trademarks used in this presentation are the property of their respective owners. 1

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS This presentation contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements in this presentation that are not statements of historical fact are forward-looking statements. Words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “seek,” “could,” “intend,” “target,” “aim,” “project,” “designed to,” “estimate,” “believe,” “predict,” “potential” or “continue” or the negative of these terms or other similar expressions are intended to identify forward-looking statements, though not all forward-looking statements contain these identifying words. Forward-looking statements include statements concerning, among other things, expectations regarding Invivyd’s efforts to develop potential best-in-class antibody therapies across multiple viral threats; expectations about the COVID landscape; beliefs about limitations of COVID vaccines and the expected advantages of monoclonal antibodies (mAbs); plans related to the company’s research and development activities, and the timing and potential results thereof; the potential of VYD2311 as a mAb candidate; expectations regarding the company’s clinical trial designs, enrollment, regulatory pathway, product profile, target patient population, indication and administration paradigm for VYD2311, including with respect to the company’s REVOLUTION clinical program and the timing of results related thereto; the potential of PEMGARDA® (pemivibart) as a mAb for pre-exposure prophylaxis (PrEP) of COVID-19 in certain immunocompromised persons; the company’s commercialization plans, strategies, goals and expectations; the potential of VBY329 as a novel, potential best-in-class respiratory syncytial virus (RSV) mAb candidate; expectations about the market size and opportunity for the company’s product candidates, as well as its market position; expectations regarding the company’s commercial foundation, including its commercial team, messaging and market access strategy; the potential of Invivyd’s technology to address major needs beyond COVID; the potential of the company’s pipeline and discovery efforts, including for COVID, Long COVID, Post-Vaccination Syndrome, RSV and measles; the anticipated focus and goals of the SPEAR Study Group; expectations regarding the company’s partnership with Lindsey Vonn and plans for an educational campaign to elevate public understanding of antibodies and their role in disease protection; the company’s business strategies and objectives, and ability to execute on them; the company’s future prospects; and other statements that are not historical fact. The company may not actually achieve the plans, intentions or expectations disclosed in the company’s forward-looking statements and you should not place undue reliance on the company’s forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the company’s actual results to differ materially from the results described in or implied by the forward-looking statements, including, without limitation: uncertainties regarding the company’s expectations, projections and estimates regarding future costs and expenses, future revenue, capital requirements, and the availability of and the need for additional financing; uncertainties regarding market acceptance, payor coverage and reimbursement, or future revenue generated by any authorized or approved product; how long the emergency use authorization (EUA) granted by the U.S. Food & Drug Administration (FDA) for PEMGARDA will remain in effect and whether such EUA is revised or revoked by the FDA; the ability to maintain a continued acceptable safety, tolerability and efficacy profile of any product candidate following regulatory authorization or approval; the success of the company’s in-house sales force, and the company’s ability to maintain and expand sales, marketing and distribution capabilities to successfully commercialize any authorized or approved product; changes in expected or existing competition; changes in the regulatory environment; the outcome of the company’s engagement with regulators; uncertainties related to the regulatory authorization or approval process, and available development and regulatory pathways; whether or not any preclinical candidate identified by the company is determined to be suitable for clinical development; the timing, progress and results of the company’s discovery, preclinical and clinical development activities; clinical trial site activation, enrollment and event accumulation rates; any potential clinical trial up-sizing decision and the timing thereof; unexpected safety or efficacy data observed during preclinical studies or clinical trials; the risk that results of nonclinical studies or clinical trials may not be predictive of future results, and interim data are subject to further analysis; the company’s ability to generate the data needed to support a potential Biologics License Application (BLA) submission for VYD2311; potential variability in neutralizing activity of product candidates tested in different assays, such as pseudovirus assays and authentic assays; variability of results in models and methods used to predict activity against SARS-CoV-2 variants; whether the epitopes that pemivibart and VYD2311 target remain structurally intact and the company’s product candidates are able to demonstrate and sustain neutralizing activity against major SARS-CoV-2 variants, particularly in the face of viral evolution; the risk that a lack of awareness of mAb therapies and regulatory scrutiny of mAb therapies to prevent or treat COVID-19 or other infectious diseases may adversely impact the development or commercial success of the company’s product candidates; the company’s reliance on third parties; whether the anticipated benefits of the company’s partnership with Lindsey Vonn are realized; complexities of manufacturing mAb therapies; macroeconomic and political uncertainties; the company’s ability to continue as a going concern; and whether the company has adequate funding to meet future operating expenses and capital expenditure requirements. Other factors that may cause the company’s actual results to differ materially from those expressed or implied in the forward-looking statements in this presentation are described under the heading “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2024 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2025, each filed with the Securities and Exchange Commission (SEC), and in the company’s other filings with the SEC, and in its future reports to be filed with the SEC and available at www.sec.gov. Forward-looking statements contained in this press release are made as of this date, and Invivyd undertakes no duty to update such information whether as a result of new information, future events or otherwise, except as required under applicable law. This presentation contains hyperlinks to information that is not deemed to be incorporated by reference in this presentation. All trademarks used in this presentation are the property of their respective owners. 2

01 Executive Summary 02 Clinical and Regulatory Update 03 Commercial Update agenda 04 Financial Highlights 05 Q&A 3

Michael Mina, M.D., Ph.D., appointed Chief Medical Officer Continued quarter-over-quarter growth with more HCPs prescribing Fully enrolled; Fast Track designation granted; on track for top-line data mid-year Fueling the Future FDA alignment on protocol Plan to initiate Phase 2 clinical trial in SPEAR Study Long COVID and Post-Vaccination Syndrome Group Potential best-in-class RSV antibody VBY329 candidate nominated 4

01 Executive Summary 02 Clinical and Regulatory Update 03 Commercial Update agenda 04 Financial Highlights 05 Q&A 5

Perceived as Influenza RSV a “respiratory” Entry via sialic acid receptor Entry via CX3CR1 Largely bronchoepithelial cells Largely bronchoepithelial cells virus because of transmission, but actually a vascular, prothrombotic, SARS-CoV-2 immunomodulatory Entry via ACE2 Epithelial and endothelial cells novel virus 6

Current **Disconnected** state of COVID mRNA vaccine prevention



The Clinical Data

Phase 3 RCTs:
~2 months of efficacy follow-up



The FDA Labels

"Once – OR – More than 2 months since last boost dose"



Observed Utilization

Annual booster

INVIVYD

Sources: (1) Vaccines and Related Biological Products Advisory Committee Briefing Documents, December 10, 2020. (2) Prescribing Information – COMIRNATY® Aug 2025; Prescribing Information - SPIKEVAX® Aug 2025 (3) New England Journal of Medicine, *An Evidence-Based Approach to Covid-19 Vaccination*, Vinay Prasad, M.D., M.P.H., and Martin A. Makary, M.D., M.P.H., May 20, 2025.

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Declaration



Day 1
Day 30
Day 60
Day 90
End of Study
60-Day Treatment Period
30-Day Follow-up Period
Screening
(up to Day -14)
R
1:1:1
N1770
VYD2311-SD
(single dose)
VYD2311-MD
(multidose)
Placebo
VYD2311
Placebo
Placebo
VYD2311
VYD2311
VYD2311
Placebo
Placebo
Placebo

Monitor for CLI symptoms: Day 1 to Day 90
If qualifying CLI symptoms: Confirm in-person with SARS-CoV-2 RT-PCR within 2 days
*Day 8 and Day 68 PK for ≈ 200 participants at select sites

Liberty



Day 1
End of Study
30-Day Follow-up Period
Screening
(up to Day -14)
R
1:1:1
N~210
VYD2311-SD
(single dose)
mRNA Vaccine
(single dose)
Combination
VYD2311 and mRNA
Vaccine

Phase 3 trial to examine safety and immunology of VYD2311 combined with and versus an mRNA vaccine

INVIVYD
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VYD2311 COVID prevention

Declaration

- Phase 3, BLA-enabling trial of VYD2311 **fully enrolled**
- **Early COVID event rates on-track**
- Potential for modest upsizing in ~April 2026 timeframe
- FDA granted Fast Track designation
- Top-line data expected mid-year

VYD2311 COVID prevention

Liberty

- Alignment reached with FDA on Phase 3 trial to examine safety and immunology of VYD2311 combined with and versus an mRNA vaccine
- Study design being finalized with target mid-year start

VBY329 RSV prevention/treatment

- Selected potential best-in-class RSV antibody candidate
- Advancement toward IND-readiness 2H 2026

Measles antibody candidate

- Update expected 1H 2026
- Goal is for first- and best-in-class mAb for treatment, prophylaxis, and pediatric vaccine schedule enhancement

INVIVYD 9

01 Executive Summary 02 Clinical and Regulatory Update 03 Commercial Update agenda 04 Financial Highlights 05 Q&A 10

More and more HCPs and patients are choosing monoclonal antibodies. It’s common sense. 11

PEMGARDA is helping establish Invivyd's long-term commercial foundation

$17.2M — **PEMGARDA Net Product Revenue Q4 '25**

926	Accounts w/ PEMGARDA Infusion Experience
77%	Reordering Accounts
1250+	Available Sites Infusing
125+	Conferences/Exhibits Attended
15,500+	GPO Contracted Sites

Established Strong Commercial Foundation

- In-line commercial team and infrastructure to support long-term growth
- Continued sales growth QoQ in 2025

Building from Specialty Infusion Team – Scaling to serve broad market for VYD2311, if approved

- PEMGARDA field force sized to meet the market at centers of excellence
- Expanding commercial team to increase reach into broader HCP audiences

Developed Focus Messaging to build from – VYD2311 requires a greater presence

- Expanding digital presence to reach more HCP specialties
- Establish scalable foundation for mass consumer market

Access Strategy Shift to serve much larger opportunity

- >96% of medical claims in 2025 successfully processed
- Expand PEMGARDA market access position for VYD2311 potential

INVIVYD

All metrics are Launch to Date (LTD 12/31/25)

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01 Executive Summary 02 Clinical and Regulatory Update 03 Commercial Update agenda 04 Financial Highlights 05 Q&A 14

Financial highlights Q4 2025 PEMGARDA® (pemivibart) net product revenue of $17.2 million • 25% growth over Q4 2024 • 31% growth over Q3 2025 December 2025 ending cash $226.7M • Raised over $200M in the second half of 2025 PEMGARDA® Net Product Revenue Q1 Q2 Q3 Q4 2024 $0 $2.3M $9.3M $13.8M 2025 $11.3M $11.8M $13.1M $17.2M 15

01 Executive Summary 02 Clinical and Regulatory Update 03 Commercial Update agenda 04 Financial Highlights 05 Q&A 16

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